UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Rivus Bond Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES
ADDITIONAL INFORMATION

RIVUS BOND FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 11, 2007

Armonk, New York
May 11, 2007

TO THE SHAREHOLDERS OF
RIVUS BOND FUND:

The Annual Meeting of Shareholders of Rivus Bond Fund (the “Trust”) will be held on June 11, 2007 at 10:00 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania for the following purposes:

1. the election of four Trustees; and

2. to transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on April 13, 2007 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

LEONARD I. CHUBINSKY

Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

RIVUS BOND FUND
113 King Street
Armonk, NY 10508

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Rivus Bond Fund (the “Trust”) for use at the Annual Meeting of Shareholders of the Trust to be held on June 11, 2007 at 10:00 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are expected to be distributed to shareholders on or about May 11, 2007.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The Trust has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Trust’s Common Stock. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Annual Meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. There is no statutory shareholder right of appraisal or dissent with respect to any matters to be voted on at this Annual Meeting. The cost of soliciting proxies will be paid by the Trust.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

On April 13, 2007, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 4,907,678 shares of Common Stock of the Trust, each entitled to one vote, constituting all of the Trust’s then outstanding securities.

The Trust’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2007, has been mailed to shareholders and is available upon request without charge by writing to the Trust at the address set forth above or by calling the Trust at 800-331-1710.

PROPOSAL 1:

ELECTION OF TRUSTEES

Four Trustees are to be elected at the Annual Meeting to constitute the entire Board, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently Trustees of the Trust whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Trust is set forth below.

				Number of
	Position	Year First	Principal	Portfolios	Other
Name, Address	Held With	Became	Occupation for	Overseen by	Directorships
and Age	Trust	Trustee	Past 5 Years	Trustee	Held by Trustee

Nominee for Trustee — “Interested Person”
W. Thacher Brown* 113 King Street Armonk, NY 10504, Born: December 1947	Trustee	1988	Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Director, Airgas, Inc. (Wholesale-Industrial Machinery & Equipment); and Director, Harleysville Mutual Insurance Company, and Harleysville Group (insurance)
Nominees for Trustee — “Independent Persons”
John Gilray Christy 113 King Street Armonk, NY 10504, Born: August 1932	Trustee	1983	Chairman, Chestnut Capital Corporation (venture capital firm) from June 1988 to present.	1	Director, The Philadelphia Contributionship (insurance company) and Former Director, Echo Bay Mines, Ltd. (gold mining).
Morris Lloyd, Jr. 113 King Street Armonk, NY 10504, Born: September 1937	Trustee	1989	Retired; former Development Officer, Trinity College from April 1996 to June 2002.	1	Director and Treasurer, Hall Mercer Hospital Foundation; Director and Treasurer, First Hospital Foundation.
J. Lawrence Shane 113 King Street Armonk, NY 10504, Born: January 1935	Trustee	1974	Retired; former Vice Chairman and CFO of Scott Paper Company until 1992.	1	Member and former Chairman of the Board of Managers of Swarthmore College.

*	Mr. Brown is an “interested person” (as defined in the 1940 Act) of the Trust because he has an interest in MBIA Inc.

Current Trustees and Officers

	Position Held	Position	Principal Occupation
Name, Address and Age	With Trust	Since	for Past 5 Years

W. Thacher Brown	See “Nominee for Trustee — Interested Person” above
John Gilray Christy	See “Nominee for Trustee — Independent Persons” above
Morris Lloyd, Jr.	See “Nominee for Trustee — Independent Persons” above
J. Lawrence Shane	See “Nominee for Trustee — Independent Persons” above
Clifford D. Corso MBIA CMC 113 King Street Armonk, NY 10504 Born: October 1961	President	2005	President and Chief Investment Officer, MBIA Capital Management Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; Director and officer of other affiliated entities within the MBIA Asset Management Group.
Marc D. Morris MBIA CMC 113 King Street Armonk, NY 10504 Born: March 1959	Treasurer	2005	Director of MBIA Capital Management Corp.; Director and officer of other affiliated entities within the MBIA Asset Management Group.
Leonard I. Chubinsky MBIA CMC 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	2005	Deputy General Counsel of MBIA Insurance Corporation; officer of other affiliated entities within the MBIA Asset Management Group.
Richard J. Walz MBIA CMC 113 King Street Armonk, NY 10504 Born: April 1959	Chief Compliance Officer	2005	Officer of several affiliated entities within the MBIA Asset Management Group.
Robert T. Claiborne MBIA CMC 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	2006	Officer of MBIA Capital Management Corp.
Gautam Khanna MBIA CMC 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	2006	Officer of MBIA Capital Management Corp.

Trustees Attendance At Meetings

The Board of the Trust held four meetings during the Trust’s fiscal year ended March 31, 2007. All Independent Trustees attended more than 75% of all meetings of the Board and each committee of which they were members. Mr. Brown, an interested Trustee of the Trust, attended all meetings of the Board.

Three of the four Trustees attended the Annual Meeting held on June 13, 2006. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long time practice of the Board to attend all meetings except for very limited exceptions.

Audit Committee

The Board has formed an Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also a “non-interested person” as that term is defined in the Investment Company Act of 1940.

The Audit Committee reviews the scope of the audit by the Trust’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Trust and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Trust. The Audit Committee also selects and retains the independent accountants for the Trust. The Audit Committee Charter is available upon request without charge by writing to the Trust at the address set forth on the front cover or by calling the Trust at 800-331-1710.

Audit Committee Report

During the fiscal year ended March 31, 2007, the Audit Committee met once and has reviewed and discussed the Trust’s audited financial statements with Trust management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP (“Tait Weller”), the Trust’s independent accountants, the matters required to be discussed by SAS 61 (regarding audit standards). The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with Tait Weller the independence of Tait Weller. Based upon the foregoing, the Audit Committee recommended to the full Board that the audited financial statements of the Trust be included in the Trust’s annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2007.

John Gilray Christy
Morris Lloyd, Jr.
J. Lawrence Shane

Nominating Committee

The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an “interested person” of the Trust. Each member of the Nominating Committee also is an “independent” Trustee, as that term is defined by the New York Stock Exchange’s listing standards. The Nominating Committee held one meeting during the last fiscal year.

The Nominating Committee recommends nominees for Trustees and officers for consideration by the full Board of the Trust. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Trustees and recommends any changes in Trustee compensation to the full Board. The Trust does not currently have a written policy with regard to stockholder recommendations. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Trust with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; and (vi) all applicable laws, rules, regulations, and listing standards.

The Nominating Committee’s goal is to assemble a Board that brings to the Trust a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Trust and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right in the future to do so, if necessary.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Trust, c/o Rivus Bond Fund, 113 King Street, Armonk, NY 10504.

Trustee and Executive Officer Compensation

For the fiscal year ended March 31, 2007, the Trust paid compensation to Trustees in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $500 for each nominating committee meeting and $1,000 for each audit committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $63,000 for the fiscal year ended March 31, 2007. No compensation was paid to executive officers of the Trust.

The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2007 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Trust’s investment adviser or an affiliated person of the Trust’s investment adviser provides investment advisory services.

		Pension or
		Retirement	Estimated
	Aggregate	Benefits Accrued	Annual
Name of Person and	Compensation	as Part of Trust	Benefits Upon
Position With Trust	from the Trust	Expenses	Retirement

W. Thacher Brown, Trustee*	$15,000	$0	$0
John Gilray Christy, Trustee	$16,000	$0	$0
Morris Lloyd, Jr., Trustee	$16,000	$0	$0
J. Lawrence Shane, Trustee	$16,000	$0	$0

*	“Interested person” of the Trust as defined by Section 2(a)(19) of the 1940 Act.

Ownership of Trust Securities*

Dollar Range of Equity
Name	Securities in the Trust

Interested Trustee and Executive Officers
W. Thacher Brown	$50,001 - $100,000
Clifford D. Corso	NONE
Marc D. Morris	NONE
Leonard I Chubinsky	NONE
Richard J. Walz	NONE
Robert T. Claiborne	NONE
Gautam Khanna	NONE
Independent Trustees
John Gilray Christy**	$50,001 - $100,000
Morris Lloyd, Jr.	$10,001 - $50,000
J. Lawrence Shane	$10,001 - $50,000

*	As of March 31, 2007.

**	Mr. Christy’s shares are owned both individually and jointly with his wife.

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Trust’s investment adviser, or any control person of the Trust’s investment adviser. As of March 31, 2007, the Trustees and nominees for Trustee and executive officers (10 persons) beneficially owned an aggregate of less than 1% of the Trust’s outstanding shares.

Required Vote

Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the Shareholders. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

Independent Accountants

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Trust’s independent accountants for the Trust’s fiscal year ending March 31, 2008. Tait Weller acted as the Trust’s independent accountants for the fiscal year ended March 31, 2007. The Trust knows of no direct financial or material indirect financial interest of Tait Weller in the Trust. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Trust by Tait Weller for professional services received during and for the Trust’s fiscal years ended March 31, 2006 and 2007, respectively.

Fiscal Year Ended		Audit-Related
March 31,	Audit Fees	Fees	Tax Fees	All Other Fees

2006	$15,500	$0	$2,500	$0
2007	$16,400	$0	$2,600	$0

The Trust’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Trust by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Trust’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Trust will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Trust fees for the fiscal years ended March 31, 2006 and March 31, 2007 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

Investment Adviser and Administrator

MBIA-CMC, 113 King Street, Armonk, NY 10504, serves as the Trust’s investment adviser. PFPC Inc. provides certain administrative services to the Trust.

Security Ownership of Certain Owners

The Trust believes that the following own more than 5% of the outstanding voting shares of the Trust:

	Percentage	Total
	Ownership	Number
Name and Address	of Fund	of Shares

Wachovia Corporation	6.19%	304,069
One Wachovia Corporation Charlotte, NC 28288-0137
Doliver Capital Advisors, Inc.	5.20%	253,700
6363 Woodway, Suite 963 Houston, TX 77057

Each Trustee’s individual shareholdings of the Trust constituted less than 1% of the outstanding shares of the Trust, and as a group, the Trustees and officers of the Trust owned less than 1% of the shares of the Trust.

Shareholder Proposals

Proposals intended to be presented by shareholders for consideration at the 2008 Annual Meeting of Shareholders must be received by the Secretary of the Trust at the Trust’s principal office no later than January 11, 2008 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Trust’s 2008 Annual Meeting of Shareholders, other than one that will be included in the Trust’s proxy materials, must notify the Trust no later than March 3, 2008. If a shareholder who wishes to present a proposal fails to notify the Trust by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

Open Matters

The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Trustees,

Leonard I. Chubinsky
Secretary, Rivus Bond Fund

Dated: May 11, 2007

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

FORM OF PROXY
PROXY SOLICITED BY THE BOARD OF TRUSTEES
OF RIVUS BOND FUND
PROXY
The undersigned hereby appoints Clifford D. Corso, Leonard I. Chubinsky and Richard J. Walz, each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Rivus Bond Fund on June 11, 2007 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.
If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.
ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.
IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

		FOR all nominees listed (except as indicated to the contrary below)	WITHHOLD authority to vote for all nominees listed hereon.

1.	Election of Trustees.	☐	☐	NOMINEES: 01. W. Thacher Brown 02. John Gilray Christy	03. Morris Lloyd, Jr. 04. J. Lawrence Shane

		FOR	AGAINST	ABSTAIN

2.	In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.	☐	☐	☐

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

SIGNATURE(S)	DATE